["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]


                                                                    EXHIBIT 10.4

                     NON-EXCLUSIVE LICENSE AGREEMENT  (#1)
                      FOR SOLVENT DETERGENT TREATED BLOOD
                          DERIVED THERAPEUTIC PRODUCTS
                                    between
                        THE NEW YORK BLOOD CENTER, INC.
                                      and
                            MELVILLE BIOLOGICS, INC.
                            ------------------------

                               TABLE OF CONTENTS

                                                                                     PAGE
ARTICLE I. DEFINITIONS...........................................................   1
1.1     "AFFILIATE"..............................................................   1
1.2     "CONTRACT MANUFACTURING".................................................   2
1.3     "CONTRACT MANUFACTURING SALES"...........................................   2
1.4     "DIRECT SALES"...........................................................   3
1.5     "EFFECTIVE DATE".........................................................   3
1.6     "KNOW-HOW"...............................................................   3
1.7     "PATENT RIGHTS"..........................................................   3
1.8     "PRODUCT(S)".............................................................   4
1.9     "TERRITORY"..............................................................   4
1.10    "SUPPLIERS/PURCHASERS"...................................................   4
1.11    "UNIT(S)"................................................................   4

ARTICLE II.   LICENSE GRANT......................................................   4

ARTICLE III.  DISCLOSURE AND IMPROVEMENTS........................................   5

ARTICLE IV.   PAYMENTS AND ROYALTIES.............................................   6

ARTICLE V.    REPORTS, RECORDS AND ACCOUNTING FOR
              ROYALTIES..........................................................   7

ARTICLE VI.   REPRESENTATIONS....................................................   8

ARTICLE VII.  COMPLIANCE; INDEMNIFICATION........................................   9

ARTICLE VIII. INFRINGEMENT.......................................................  10

ARTICLE IX.   CONFIDENTIALITY....................................................  10

ARTICLE X.    TERM; TERMINATION..................................................  12

ARTICLE XI.   NOTICES............................................................  14

ARTICLE XII.  ASSIGNMENT AND SUCCESSION..........................................  15

ARTICLE XIII. GOVERNING LAW......................................................  16

ARTICLE XIV.  ENTIRE AGREEMENT; AMENDMENT........................................  16

ARTICLE XV.   SEVERABILITY.......................................................  17

                        NON-EXCLUSIVE LICENSE AGREEMENT
                      FOR SOLVENT DETERGENT TREATED BLOOD
                          DERIVED THERAPEUTIC PRODUCTS
                          ----------------------------


     AGREEMENT effective as of the EFFECTIVE DATE, by and between The New York Blood Center, Inc. ("NYBC"), having an office at 310 East 67th Street, New York, New York 10021, U.S.A., and Melville Biologics, Inc., a Delaware Corporation, having an office at 155 Duryea Road, Melville, NY 11747 ("LICENSEE").

     WHEREAS, NYBC has developed know-how and patent rights relating to solvent/detergent virus inactivation technology for use with blood derived therapeutic products; and

     WHEREAS, LICENSEE desires to acquire a non-exclusive license under such NYBC know-how and patent rights for the manufacture and sale of certain products; and

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, NYBC and LICENSEE mutually agree as follows:

ARTICLE I. DEFINITIONS

     As used in this Agreement, the following terms shall be defined as set forth below:

1.1 "AFFILIATE" shall mean a corporation or other business entity controlled by, controlling or under common control with LICENSEE. For this purpose, control of a corporation or other business entity shall mean direct or indirect beneficial ownership of fifty percent (50%) or more of the voting interest in, or a fifty percent (50%) or greater interest in the equity of, such corporation or other business entity, or the maximum percentage that a foreign investor may own, if equal to or less than fifty percent (50%), pursuant to local laws, customs or regulations of any country, but such corporation, or other business entity, shall be deemed to be an AFFILIATE for only so long as such ownership or control exists. Notwithstanding anything herein to the contrary, for the purpose of this Agreement, NYBC is not an AFFILIATE of LICENSEE.

1.2 "CONTRACT MANUFACTURING" shall mean the viral inactivation processing by LICENSEE of material supplied by or on behalf of SUPPLIERS/PURCHASERS such that the material becomes PRODUCT, which PRODUCT (or its equivalent) is intended for sale and/or distribution by such SUPPLIERS/PURCHASERS.

1.3 "CONTRACT MANUFACTURING SALES" shall mean the product of the number of UNITS produced by CONTRACT MANUFACTURING and shipped to SUPPLIERS/PURCHASERS times the price at which each UNIT is sold by the SUPPLIERS/PURCHASERS to third parties, less allowances for return of PRODUCTS or adjustments for defective quality. PRODUCT shall be deemed to have been sold when first shipped and billed; provided, however, that when transfers thereof are made between SUPPLIERS/PURCHASERS and their affiliates, such PRODUCT shall not be deemed to have been sold until sold to a purchaser independent of SUPPLIERS/PURCHASERS and their affiliates in a bona fide, arm's-length transaction between unrelated parties. Payments shall accrue hereunder only once with respect to the same UNIT of PRODUCT.

1.4 "DIRECT SALES" shall mean the total consideration received by LICENSEE and/or its AFFILIATES from the sale, transfer or disposal of PRODUCT to third parties, exclusive of amounts received by LICENSEE and its AFFILIATES as a result of CONTRACT MANUFACTURING, less allowances for return of PRODUCTS or adjustments for defective quality. PRODUCT shall be deemed to have been sold when first shipped and billed; provided, however, that when transfers thereof are made between LICENSEE and its AFFILIATES, such PRODUCT shall not be deemed to have been sold until sold to a purchaser independent of LICENSEE and its AFFILIATES in a bona fide, arm's-length transaction between unrelated parties. Payments shall accrue hereunder only once with respect to the same UNIT of PRODUCT.

1.5 "EFFECTIVE DATE" of this Agreement shall mean the date of closing of the sale of shares of common stock of LICENSEE to one or more funds controlled by Ampersand Ventures, so long as this occurs prior to December 1, 1995.

1.6 "KNOW-HOW" shall mean the NYBC proprietary technical information relating to the inactivation of viruses by the use of organic solvents and/or detergents as described generally on Appendix A.

1.7 "PATENT RIGHTS" shall mean the NYBC patents and patent applications listed on Appendix A relating to the inactivation of viruses by the use of organic solvents and/or detergents.

1.8 "PRODUCT(S)" shall mean any product listed on Appendix B, the manufacture, use or sale of which (1) involves the use of KNOW-HOW or (2) is covered by a claim of PATENT RIGHTS. Appendix B may be added to during the term of this Agreement only in the manner specified in paragraph 2.4.

1.9  "TERRITORY" shall mean worldwide.

1.10 "SUPPLIERS/PURCHASERS" shall mean non-AFFILIATES of LICENSEE who receive PRODUCT from LICENSEE as a result of CONTRACT MANUFACTURING and who sell and/or resell PRODUCT to third parties.

1.11 "UNIT(S)" shall mean PRODUCT packaged for sale in a single container and intended for use by consumers/patients.

ARTICLE II.  LICENSE GRANT

2.1 NYBC grants to LICENSEE, under the terms and conditions of this Agreement, a non-exclusive license under PATENT RIGHTS and KNOW-HOW (a) to make, use, sell, or otherwise dispose of PRODUCT, and (b) to use the methods covered by such PATENT RIGHTS and KNOW-HOW for the manufacture, use and sale of PRODUCT.

2.2 The license grant herein is limited to making, using, selling or disposing of PRODUCT in the TERRITORY.

2.3 Nothing contained in this Agreement shall be construed or interpreted as a grant, by implication or otherwise, of any license except as expressly specified in Paragraphs 2.1 and 2.2 hereof. LICENSEE agrees not to utilize the PATENT RIGHTS and KNOW-HOW licensed under this Agreement in the development, manufacture or use of any product not listed on Appendix B, unless first permitted to do so under a separate written agreement with NYBC.

2.4 Any amendment of Appendix B to add products shall require the written consent of NYBC. NYBC may, in its sole and unfettered discretion and under terms and conditions acceptable to NYBC, consent to the amendment of Appendix B to include additional products. LICENSEE may not unilaterally add any products to Appendix B.

ARTICLE III.  DISCLOSURE AND IMPROVEMENTS

3.1  LICENSEE acknowledges receipt of KNOW-HOW.

3.2 NYBC shall have the right, but not the obligation, to inspect LICENSEE's manufacturing sites, validation and/or processing records as they pertain to the use and implementation of PATENT RIGHTS and KNOW-HOW.

3.3 LICENSEE hereby grants to NYBC an irrevocable, paid-up non-exclusive license, with the right to grant sublicenses, to make, have made, use or sell blood derived therapeutic products (exclusive of all products licensed exclusively to LICENSEE by NYBC) under any improvements made by LICENSEE, whether patentable or not, so long as the

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

     manufacture, use or sale of such improvements would infringe a claim of the PATENT RIGHTS. During the term of this Agreement, LICENSEE shall provide NYBC with copies of all patent applications and patents including such improvements within thirty (30) days of filing of such applications and within thirty (30) days of issuance of such patents.

ARTICLE IV.  PAYMENTS AND ROYALTIES

4.1 Subject to paragraph 3.3, LICENSEE shall pay NYBC a running royalty at the rate of ****************** of DIRECT SALES and ****************** of
     CONTRACT MANUFACTURING SALES.

4.2 LICENSEE shall make all payments due under this Agreement on a quarterly basis within thirty (30) days after the end of each calendar quarter.

4.3 All payments due under this Agreement shall be made without deductions for taxes, assessments or other charges of any kind which may be imposed on NYBC by any foreign government or political subdivision thereof with respect to any amounts payable to NYBC pursuant to this Agreement, and such taxes, assessments or other charges shall be assumed by LICENSEE.

4.4 All payments due under this Agreement shall be made in United States dollars. All royalty calculations hereunder shall be based on the currency in which the sale was made, with total sales converted to United States dollars based on the exchange rate of Citibank, New York, on the first day of the month in which the royalty becomes due.

ARTICLE V.  REPORTS, RECORDS AND ACCOUNTING FOR ROYALTIES

5.1 Within thirty (30) days after the end of each calendar quarter during the term of this Agreement, LICENSEE shall forward to NYBC a written report setting forth DIRECT SALES and CONTRACT MANUFACTURING SALES. All such information shall be presented on a country-by-country basis for the previous calendar quarter and shall indicate the amount of royalties due, together with sufficient supporting information to enable confirmation by NYBC.

5.2 LICENSEE shall keep full and accurate books of accounts and other records in accordance with generally accepted accounting practice, showing all information necessary for NYBC to ascertain and verify the royalties payable by LICENSEE hereunder. During the term of this Agreement, and for three (3) years thereafter, NYBC shall have the right to have, at its own expense and upon ten (10) days written notice, an independent certified public accountant of its own choosing, inspect, during regular business hours, said books, records, files and all supporting data relating to records kept pursuant to this Agreement. LICENSEE also agrees to permit NYBC, or its representatives, to make and retain copies of any and all invoices, records and accounts kept by LICENSEE pursuant to this Agreement. If the inspection of LICENSEE by NYBC reveals an underpayment to NYBC of ten percent (10%) or greater, then the costs of such inspection shall be borne by LICENSEE.

5.3 On or about June 1 of each year during the term of this Agreement, LICENSEE shall provide a written report to NYBC describing LICENSEE's efforts to commercialize PRODUCTS, including a description of LICENSEE's efforts to obtain any required governmental approval to market PRODUCTS. NYBC agrees to keep such reports confidential, if requested to do so by LICENSEE.

ARTICLE VI.  REPRESENTATIONS

6.1  Nothing in this Agreement is or shall be construed as:

     (a) A warranty or representation by NYBC that anything made or used by LICENSEE under any license granted in this Agreement is or will be free from infringement of patents, copyrights, and other rights of third parties; or

     (b) Granting by implication, estoppel, or otherwise any license, right or interest other than as expressly set forth herein.

6.2 Except as expressly set forth in this Agreement, the parties MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, STATUTE OR OTHERWISE, AND THE PARTIES SPECIFICALLY DISCLAIM ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR WARRANTY OF NON-INFRINGEMENT.

6.3 LICENSEE represents and warrants that it shall not, directly or indirectly, use NYBC's tradenames or trademarks in connection with promotions, advertising or sales activity, without the prior written consent of NYBC. Further, LICENSEE shall not make any use of NYBC's name without NYBC's prior written consent, except if the use of NYBC's name is required by law, regulation or judicial order, in which event LICENSEE will promptly inform NYBC prior to any such required use.

6.4 LICENSEE represents and warrants that it has adequate insurance and financial resources to cover all liability for any failure including, without limitation, failure in design, manufacture, production and/or operation.

ARTICLE VII.  COMPLIANCE; INDEMNIFICATION

7.1 NYBC shall not be liable to LICENSEE, its AFFILIATES, or any third party for any injury, illness, disease, allergy, allergic reaction, side effect, death, or other adverse experience arising out of, or in connection with, or as a consequence of research, manufacture, testing, advertising, sale, distribution, or other use of PRODUCT.

7.2 LICENSEE shall conduct all of its operations relating to PRODUCT in accordance with all applicable laws, regulations, requirements, and other standards, which may be in effect from time-to-time, of all pertinent governmental authorities, including, without limitation, standards for the validation and processing of PRODUCT.

7.3 LICENSEE agrees to exercise a reasonable standard of care in conducting its activities relating to PRODUCT, including the testing, manufacture, packaging, marketing, advertising, distribution and sale of PRODUCT.

7.4 LICENSEE agrees to indemnify, defend and hold harmless NYBC, its directors, officers, employees and agents from and against any and all loss, damage, demands, claims, actions and causes of action, assessments, liabilities, costs and expenses which they may incur because of injury to or death of any person or any other claim arising out of, or in connection with, or as a consequence of, LICENSEE's manufacture, sale, or use of PRODUCT.

ARTICLE VIII.  INFRINGEMENT

8.1 LICENSEE shall promptly provide written notification to NYBC in the event of any third party infringement, or possible infringement, of PATENT RIGHTS. Upon receipt of such notice, NYBC shall have the right, at its sole discretion, to take appropriate legal action in connection therewith. In the event that NYBC shall elect to take such action, the conduct of the action shall be entirely directed by NYBC, and NYBC shall pay all costs and expenses associated therewith and retain all recoveries of any such action.

8.2 LICENSEE agrees to report to NYBC, promptly and in written detail, each claim of patent infringement made by a third party against LICENSEE as a result of LICENSEE's manufacture, use or sale of PRODUCTS.

ARTICLE IX.  CONFIDENTIALITY

9.1 LICENSEE agrees not to use or disclose to any third party any KNOW-HOW provided to it pursuant to this Agreement except as contemplated herein. This obligation shall not apply to any information which:

     (a) is or subsequently becomes known to the public through no fault of LICENSEE;

     (b) was in the possession of LICENSEE prior to disclosure by NYBC as established by documentation provided by LICENSEE to NYBC within thirty (30) days of disclosure of such information by NYBC to LICENSEE;

     (c) is obtained from a third party who or which has the lawful right to disclose same to LICENSEE;

     (d) is disclosed to governmental authorities in response to a lawful order or demand for disclosure, or in order to obtain required consents, permits, licenses, or other approvals relating to the manufacture, use or sale of PRODUCT.

9.2 LICENSEE agrees to treat as confidential the terms and conditions of this Agreement. Further, LICENSEE agrees not to issue any press release or other public statement disclosing the existence of, or relating to, this Agreement without the prior written consent of NYBC.

9.3 The provisions of this Article shall survive termination, cancellation, or expiration of this Agreement.

ARTICLE X.  TERM; TERMINATION

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

10.1 The term of this Agreement shall be from the EFFECTIVE DATE until the later of the seventeenth anniversary of the EFFECTIVE DATE or the last to expire patent of PATENT RIGHTS, unless this Agreement is terminated earlier in accordance with the provisions of this Article.

10.2 NYBC may terminate this Agreement at any time upon notice to LICENSEE if:

     (a) LICENSEE fails to cure a breach of this Agreement within sixty (60) days after notice thereof; or

     (b) LICENSEE fails to make payments due under paragraph 4.1 of this Agreement within ten (10) days after notice thereof; or

     (c) LICENSEE fails in the performance of its obligation to conform to applicable standards, regulations, or guidelines of the applicable governmental agency, as determined by NYBC or governmental agency review and fails to cure such breach within ninety (90) days after notice thereof; or

     (d) LICENSEE becomes insolvent, is adjudged bankrupt, files a petition in bankruptcy, makes an assignment for the benefit of creditors or seeks relief generally from its debts and obligations in accordance with a similar or analogous procedure; or

     (e) LICENSEE fails to make and sell PRODUCT within ************** of the EFFECTIVE DATE. However, NYBC may not terminate this Agreement pursuant to this subparagraph (e) if LICENSEE has used PATENT RIGHTS or KNOW-HOW in connection with the manufacture and sale of other products pursuant to other license agreements between NYBC and LICENSEE.

     Upon such termination, (1) all rights in KNOW-HOW and PATENT RIGHTS shall revert to NYBC and (2) LICENSEE will not use KNOW-HOW and PATENT RIGHTS for any purposes whatsoever, unless permitted to do so under a separate agreement with NYBC.

10.3 The expiration or earlier termination of this Agreement will not:

     (a) affect the right of LICENSEE to sell PRODUCT manufactured prior to the date of expiration or termination, provided that such sales, notwithstanding expiration or termination, will be subject to royalties in accordance with the provisions of Article IV and provided further that such termination is not due to the reasons set forth in Paragraph 10.2(c); or

     (b) relieve LICENSEE from any other obligation under this Agreement, including, without limitation, obligations to forward reports, maintain records, permit an audit or inspection and to maintain confidentiality; or

     (c) release LICENSEE from any liability resulting from an act or omission prior to expiration or termination or an act or omission, whenever arising, relating to the provisions of Article VII; or

     (d) serve to terminate the license granted under Paragraph 3.3 hereof, which license shall survive any termination of this Agreement.

10.4 Invalidation by a court of last resort of any claim(s) of any or all of the patents comprising PATENT RIGHTS shall relieve LICENSEE of its obligations with respect to such claims; but, notwithstanding any other clause herein, shall not terminate this Agreement.

10.5 LICENSEE may terminate this Agreement upon providing ninety (90) days prior written notice to NYBC. Upon such termination, (1) all rights in KNOW-HOW and PATENT RIGHTS shall revert to NYBC and (2) LICENSEE will not use KNOW-HOW and

     PATENT RIGHTS for any purposes whatsoever, unless permitted to do so under a separate agreement with NYBC.


ARTICLE XI.  NOTICES

11.1 Any notice, report or other communication required or permitted to be given or made under this Agreement by one of the parties to the other shall be in writing and shall be deemed to have been sufficiently given or made for all purposes if mailed by Certified Mail, postage prepaid, or sent by facsimile, confirmed forthwith in written dispatch as described herein, addressed to such other party at its respective address as follows:

          If to NYBC:
          ----------

          The New York Blood Center
          310 East 67th Street
          New York, NY 10021-6295, U.S.A.

          Attention: Office of Patents And Licensing
              cc: General Counsel

          If to LICENSEE:
          --------------

          Melville Biologics, Inc.
          155 Duryea Road
          Melville, NY 11747

          Attention: President


ARTICLE XII.  ASSIGNMENT AND SUCCESSION

12.1 The rights and licenses granted by NYBC in this Agreement are personal to LICENSEE and may not be assigned or otherwise transferred without the prior written consent of NYBC. Any attempted assignment or transfer without such consent shall be void and without effect.

12.2 NYBC may assign or otherwise transfer this Agreement to any third party or to a subsidiary of NYBC. NYBC shall give LICENSEE written notice of such assignment or transfer and the written agreement of such assignee or transferee to be bound by the terms and conditions of this Agreement. Upon such assignment or transfer and agreement by such assignee or transferee, the term NYBC as used herein shall mean such assignee or transferee.

ARTICLE XIII.  GOVERNING LAW

13.1 This Agreement shall be construed and the rights of the+ parties governed in accordance with the laws of the State of New York, excluding its law of conflict of laws. Any dispute or issue arising hereunder, including any alleged breach by LICENSEE, shall be heard, determined and resolved by an action commenced in the federal courts in New York City, New York, which the parties hereby agree shall have proper jurisdiction over the issues and the parties. LICENSEE hereby agrees to submit itself to the jurisdiction of the federal courts in New York and waives the right to make any objection based on jurisdiction or venue. The New York courts shall have the right to grant all relief to which each party is or shall be entitled hereunder, including all equitable relief as the Court may deem appropriate.

13.2 This Agreement has been prepared jointly and shall not be strictly construed against any party.

ARTICLE XIV.  ENTIRE AGREEMENT; AMENDMENT

14.1 This Agreement supersedes all prior written and oral communications between the parties with respect to PRODUCT and sets forth the entire Agreement of the parties with respect to the subject matter contained herein and may not be modified or amended except as expressly stated herein or by a written agreement duly executed by both parties hereto.

ARTICLE XV.  SEVERABILITY

15.1 If any term or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives.

                                   THE NEW YORK BLOOD CENTER, INC.

                                   By: /s/ John W. Adamson
                                      ------------------------------
                                   Name: John W. Adamson, M.D.
                                        ----------------------------
                                   Title: President
                                         ---------------------------
                                   Date: 9-21-95
                                        -----------------------------

                                   MELVILLE BIOLOGICS, INC.


                                   By: /s/ Thomas R. Ostermueller
                                      ------------------------------
                                   Name: Thomas R. Ostermueller
                                         ---------------------------
                                   Title: President
                                         ---------------------------
                                   Date: 9/21/95
                                        ----------------------------

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

                                   APPENDIX A
                    FOR NON-EXCLUSIVE LICENSE AGREEMENT (#1)
                      FOR SOLVENT DETERGENT TREATED BLOOD
                          DERIVED THERAPEUTIC PRODUCTS
                                    between
                        THE NEW YORK BLOOD CENTER, INC.
                                      and
                            MELVILLE BIOLOGICS, INC.



                               KNOW-HOW - 3 Pages

                               PATENTS - 6 Pages

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

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]


                                   APPENDIX B
                                   ----------

                                    PRODUCTS
                                    --------

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